UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020

IDEAL POWER INC.

(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4120 Freidrich Lane, Suite 100

Austin, Texas, 78744

(Address of Principal Executive Offices)

512-264-1542

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IPWR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08     Shareholder Director Nominations.

Annual Meeting of Stockholders

The Board of Directors (the “Board”) of Ideal Power, Inc., a Delaware corporation (the “Company”), has established Tuesday, June 16, 2020 as the date for the next Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Board also established the close of business on April 28, 2020 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The time and location of the Annual Meeting will be as set forth in the Company’s proxy statement for the Annual Meeting, to be filed prior to the annual meeting with the Securities and Exchange Commission (“SEC”).

Stockholder Proposals and Director Nominations

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, the deadlines for stockholder proposals and director nominations for consideration at the Annual Meeting set forth in the Company’s definitive proxy statement filed with the SEC on April 30, 2019 no longer apply. If a stockholder of the Company intends to propose other business for consideration at the Annual Meeting under any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for submitting the notice of such stockholder proposal is the close of business on April 15, 2020, which the Company considers to be a reasonable time before it files its proxy statement with the SEC. Pursuant to the Company’s Certificate of Incorporation and Bylaws, if a stockholder intends to submit director nominations or a proposal to be considered for inclusion in the Company’s proxy materials, such proposal or director nomination must be in proper form and received by the Corporate Secretary of the Company no less than 30 and no more than 60 days prior to the date of the Annual Meeting. Any notice should be delivered to Ideal Power, Inc., 4120 Freidrich Lane, Suite 100, Austin, Texas 78744, Attention: Corporate Secretary. Any stockholder proposal or director nomination not received by these dates will be considered untimely and will not be included in the Company’s proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC, and the Company’s Certificate of Incorporation and Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2020	IDEAL POWER INC.

	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer